                                                                   EXHIBIT 99.17


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-1

                -----------------------------------------------

                Monthly Period:                  11/01/96 to
                                                 11/30/96
                Distribution Date:               12/16/96
                Transfer Date:                   12/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate
(a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                            4.76625000
                                   Class B                            4.87819448
                                   CIA Inv. Amt.                      5.40347219
                                                          ----------------------
                                   Total (weighted avg.)              4.83518292

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original certificate
        principal amount
                                   Class A                            4.76625000
                                   Class B                            4.87819448
                                   CIA Inv. Amt.                      5.40347219
                                                          ----------------------
                                   Total (weighted avg.)              4.83518292

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1996-1
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                 0.00000000
                              Class B                                 0.00000000
                              CIA Inv. Amt.                           0.00000000
                                                          ----------------------
                              Total                                   0.00000000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in respect of the Certificates

                              Class A                             $74,071,038.57
                              Class B                               6,692,900.66
                              CIA Inv. Amt.                         8,474,494.35
                                                          ----------------------
                              Total                               $89,238,433.58
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)    The aggregate amount of Allocations of
               Finance Charge Receivables processed
               during the Monthly Period which were
               allocated in respect of the Certificates

                              Class A                             $10,162,835.04
                              Class B                                 918,313.77
                              CIA Inv. Amt.                         1,163,238.10
                                                          ----------------------
                              Total                               $12,244,386.91
                                                          ======================

        (b)    Principal Funding Investment Proceeds
               (to Class A)                                                  N/A
        (c)    Withdrawals from Reserve Account
               (to Class A)                                                  N/A
                                                          ----------------------
                Class A Available Funds                           $10,162,835.04
                                                          ======================



    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a)    The aggregate amount of Principal
               Receivables in the Trust as of the last
               day of the Monthly Period

                                                              $17,659,405,838.53

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-1
Page 3

        (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
             Amount during Accumulation Period)

                              Class A                           $750,000,000.00
                              Class B                             67,770,000.00
                              CIA Inv. Amt.                       85,845,000.00
                                                          ----------------------
                              Total                             $903,615,000.00

        (c)  The Floating Allocation Percentage: The
             Invested Amount set forth in paragraph
             3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    4.247%
                              Class B                                    0.384%
                              CIA Inv. Amt.                              0.486%
                                                          ----------------------
                              Total                                      5.117%

        (d)  During the Amortization Period: The Invested
             Amount as of _______ (the last day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

        (e)  The Fixed/Floating Allocation Percentage:
             The Invested Amount set forth in paragraph
             3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  35 - 64 days                                       $373,199,107.54
        (b)  65 - 94 days                                       $213,539,533.95
        (c)  95 - 124 days                                      $167,661,548.10
        (d)  125 - 154 days                                     $135,545,099.99
        (e)  155 - 184 days                                     $106,741,371.05
        (f)  185 or more days                                    $88,163,389.42
                                                          ----------------------
                              Total                           $1,084,850,050.05
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1996-1
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")

                              Class A                              $3,586,388.48
                              Class B                                 324,066.06
                              CIA Inv. Amt.                           410,498.02
                                                          ----------------------
                              Total                                $4,320,952.56
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-
        ------------------------------------------------
        Offs.
        -----

        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the
             Class B Invested Amount and the CIA
             Invested Amount

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


        (c)  The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-1
Page 5


        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


    7.  Investor Servicing Fee
        ----------------------

        (a)   The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                                $937,500.00
                              Class B                                 $84,712.50
                              CIA Inv. Amt.                          $107,306.25
                                                          ----------------------
                              Total                                $1,129,518.75
                                                          ======================


    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated CIA and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
        Investor Charge-Offs for the prior month.

                              Class B                                      $0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


    9.  CIA Invested Amount
        -------------------

        (a)   The amount of the CIA Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month
                                                                  $85,845,000.00

        (b)   The Required CIA Invested Amount as of the
              close of business on the related Distribution
              Date after giving effect to withdrawals,
              deposits and payments to be made in respect of
              the preceding month
                                                                $85,845,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-1
Page 6


    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor
        Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor
        Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                    Class A                         1.00000000
                                    Class B                         1.00000000
                                                          ---------------------
                                    Total (weighted avg.)           1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period              10.52%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                     7.62%






C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.  Accumulation Period
        -------------------

        (a)   Accumulation Period commencement date                   02/29/00

        (b)   Accumulation Period length (months)                            2

        (c)   Accumulation Period Factor                                  5.98

        (d)   Required Accumulation Factor Number                           11

        (e)   Controlled Accumulation Amount                   $407,727,272.73

        (f)   Minimum Payment Rate (last 12 months)                      9.54%


    2.  Principal Funding Account
        -------------------------

    Beginning Balance                                                    $0.00
        Plus: Principal Collections for Related Monthly
              Period from Principal Account                               0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                           N/A
        Less: Withdrawals to Finance Charge Account                        N/A
        Less: Withdrawals to Distribution Account                         0.00
                                                         ----------------------
    Ending Balance                                                       $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-1
Page 7


    3.  Accumulation Shortfall
        ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                                N/A

        Less:  The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                       N/A
                                                          ----------------------

               Accumulation Shortfall                                        N/A
                                                          ======================

               Aggregate Accumulation Shortfalls                             N/A
                                                          ======================



    4.  Principal Funding Investment Shortfall
        --------------------------------------

               Covered Amount                                                N/A

        Less:  Principal Funding Investment Proceeds                         N/A
                                                          ----------------------
               Principal Funding Investment Shortfall                        N/A


D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis
        ---------------------------------

        (a)  Required Reserve Account Amount percentage
             (0.5% of Class A Invested Amount or other
             amount designated by Transferor)                              $0.00

        (b)  Required Reserve Account Amount ($)                            0.00

        (c)  Required Reserve Account Balance after                         0.00
             effect of any transfers on the Related
             Transfer Date

        (d)  Reserve Draw Amount transferred to the
             Finance Charge Account on the Related
             Transfer Date                                                 $0.00


    2.  Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                        N/A


    3.  Withdrawals from the Reserve Account
        ------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the Related Transfer Date (1(d) plus 2 above)                        N/A

    4.  The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                       3.76%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                    FIRST USA BANK
                    as Servicer


                    By: /s/ W. Todd Peterson
                        -------------------------------------------
                        W. Todd Peterson
                        Vice President